Exhibit 10.1

Execution Version

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT AND LENDER JOINDER AGREEMENT (this “Agreement”), dated as of June 9, 2022, is entered into by and among GOLDMAN SACHS LENDING PARTNERS LLC, as an Incremental Revolving Facility Lender (in such capacity, the “Upsized Lender”), SEAWORLD PARKS & ENTERTAINMENT, Inc., a Delaware corporation (the “Borrower”), and JPMORGAN CHASE bank, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower and Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of August 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower may request Incremental Revolving Facility Commitments;

WHEREAS, pursuant to Section 2.21(b) of the Credit Agreement, the Borrower (a) has requested Incremental Revolving Facility Commitments in the amount of $5,000,000, and (b) has requested that the entire amount of such Incremental Revolving Facility Commitments be allocated to the Upsized Lender;

WHEREAS, pursuant to Section 2.21(f) of the Credit Agreement, this Agreement may, without the consent of any Agents or Lenders, amend the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.21 of the Credit Agreement;

WHEREAS, the Upsized Lender has agreed to provide such Incremental Revolving Facility Commitments on the Effective Date (as defined below) on the terms and conditions set forth herein and to become a Lender under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Commitment Increase and Amendments.

(a)Pursuant to Section 2.21 of the Credit Agreement, Borrower hereby (i) requests Incremental Revolving Facility Commitments in the amount of $5,000,000, and (ii) requests that the entire amount of such Incremental Revolving Facility Commitments be allocated to the Upsized Lender.

(b)The Borrower represents and warrants to each of the Upsized Lender and the Administrative Agent that the representations and warranties of the Borrower and its Restricted Subsidiaries set forth in Article III of the Credit Agreement are true and correct in all material respects (or, if qualified as to “materiality” or “Material Adverse Effect”, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of such earlier date.

(c)At the time of and immediately after giving effect to this Agreement, no Default or Event of Default exists.

(d)Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, Administrative Agent or any other Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and reaffirms and confirms the validity of its guarantees pursuant to the Guaranty and its grant of Liens to secure the Obligations pursuant to the Loan Documents.  Except as expressly set forth herein, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.  Each of the Loan Parties hereby (i) consents to this Agreement, (ii) confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply and (iii) reaffirms its prior grant and validity of the security interests pursuant to any Loan Document and agrees that all such security interests shall secure the Obligations (including without limitation, the Incremental Revolving Facility Commitments (and any Loans made thereunder), the Swingline Exposure and the Revolving L/C Exposure).  Neither the modification of the Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and after giving effect to this Agreement, such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including without limitation, the Incremental Revolving Facility Commitments (and any Loans made thereunder), the Swingline Exposure and the Revolving L/C Exposure), whether heretofore or hereafter incurred.

(e)This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

(f)The Incremental Revolving Facility Commitments established hereunder shall have terms identical to, and shall be an increase of, the Revolving Facility Commitments existing prior to the Effective Date.

(g)The Borrower shall use the proceeds of the Upsized Incremental Revolving Loans as set forth in Section 5.08 of the Credit Agreement.

2.Upsized Lender Joinder.

(a)The Upsized Lender hereby agrees to provide Incremental Revolving Facility Commitments in the amount of $5,000,000.

(b)The Upsized Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Upsized Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(c)As of the Effective Date, the Upsized Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender”, a “Revolving Facility Lender” and an “Incremental Revolving Facility Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) to the extent of the interest acquired by the Upsized Lender pursuant to this Agreement, have the rights and obligations of a Lender, a Revolving Facility Lender and an Incremental Revolving Facility Lender under the Credit Agreement and the other Loan Documents.

3.Conditions to Effectiveness.  This Agreement shall not be effective until the date (the “Effective Date”) on which each of the following conditions shall have been satisfied (or waived), as determined by Administrative Agent:

(a)The Administrative Agent shall have received executed counterparts of this Agreement from each of the intended parties hereto;

(b)On the Effective Date, the representations and warranties set forth in Section 1(b) above shall be true and correct on the basis set forth therein;

(c)At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall exist; and

(d)All fees required to be paid on the Effective Date to the Upsized Lender as separately agreed between the Borrower and the Upsized Lender and all reasonable out-of-pocket expenses of the Upsized Lender required to be paid on the Effective Date and the Administrative Agent (including the reasonable and documented expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent), solely with respect to expenses to the extent invoiced at least three (3) Business Days prior to the Effective Date, shall, on the Effective Date, have been paid.

4.Miscellaneous.

(a)This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03 of the Credit Agreement.  Delivery of an executed counterpart to this Agreement by electronic transmission pursuant to procedures approved by the Administrative Agent shall be effective as delivery of a manually signed original.

(b)THIS AGREEMENT AND THE OTHER AMENDMENT DOCUMENTS AND ANY claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this aGREEMENT OR ANY OTHER AMENDMENT DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL (EXCEPT, AS TO ANY OTHER AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) be construed in accordance with and governed by the law of the State of New York.

(c)Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(d)As of the Effective Date, Schedule 2.01 to the Credit Agreement will be deemed to be amended and restated in its entirety in the form of Exhibit A attached hereto.

(e)Each of the parties hereto hereby irrevocably and unconditionally:

(i)submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court;

(ii)agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;

(iii)agrees that nothing herein shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any competent jurisdiction;

(iv)irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (e)(i) of this Section 4. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(v)consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement; and

(vi)agrees that nothing herein will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment and Lender Joinder Agreement to be executed by their respective officers, as of the first date written above.

GOLDMAN SACHS LENDING PARTNERS LLC, as the Upsized Lender

By:/s/ Rebecca Kratz
Name: Rebecca Kratz

Title: Authorized Signatory

SEAWORLD PARKS & ENTERTAINMENT, INC., as the Borrower

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEAWORLD ENTERTAINMENT, INC., as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEAWORLD PARKS & ENTERTAINMENT LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEA WORLD OF TEXAS LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEA WORLD LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC., as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

LANGHORNE FOOD SERVICES LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEA WORLD OF FLORIDA LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SWBG ORLANDO CORPORATE OPERATIONS GROUP, LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEA HOLDINGS I, LLC, as a Guarantor

By:/s/ Elizabeth Gulacsy
Name: Elizabeth Gulacsy

Title: Chief Financial Officer, Treasurer and Interim Chief Accounting Officer

SEAWORLD OF TEXAS HOLDINGS, LLC, as a Guarantor

By:/s/ Richard Pretlow, III
Name: Richard Pretlow, III

Title: Manager

By:/s/ Byron Surrett
Name: Byron Surrett

Title: Manager

SEAWORLD OF TEXAS MANAGEMENT, LLC, as a Guarantor

By:/s/ Richard Pretlow, III
Name: Richard Pretlow, III

Title: Manager

By:/s/ Byron Surrett
Name: Byron Surrett

Title: Manager

SEAWORLD OF TEXAS BEVERAGE, LLC, as a Guarantor

By:/s/ Richard Pretlow, III
Name: Richard Pretlow, III

Title: Manager

By:/s/ Byron Surrett
Name: Byron Surrett

Title: Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:/s/ Laura Woodward
Name: Laura Woodward

Title: Vice President

Exhibit A

Schedule 2.01 Commitments

Revolving Facility Commitments

Lender	Revolving Facility Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$80,000,000.00	20.51%
Deutsche Bank AG New York Branch	$72,500,000.00	18.59%
Goldman Sachs Bank USA	$67,500,000.00	17.31%
Citizens Bank, N.A.	$50,000,000.00	12.82%
Fifth Third Bank	$50,000,000.00	12.82%
Barclays Bank PLC	$45,000,000.00	11.54%
Citibank, N.A.	$20,000,000.00	5.13%
Goldman Sachs Lending Partners LLC	$5,000,000.00	1.28%
Total	$390,000,000.00	100%